UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2023

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 2, 2023, NCL Corporation Ltd. (“NCLC”) closed its previously announced private offering (the “Notes Offering”) of $600.0 million aggregate principal amount of 8.375% senior secured notes due 2028 (the “Notes”). In connection with the Notes Offering, NCLC received net proceeds, after deducting the initial purchasers’ discount but before deducting estimated fees and expenses, of $592.5 million. NCLC used the net proceeds from the Notes Offering to repay the term loans outstanding under its senior secured credit facility that would have become due in January 2024, including to pay any accrued and unpaid interest thereon, as well as related premiums, fees and expenses.

The Notes were issued pursuant to an indenture (the “Indenture”), dated February 2, 2023, by and among NCLC, as issuer, the guarantors named therein, U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, and JPMorgan Chase Bank, N.A., as security agent (the “Security Agent”). Interest on the Notes will accrue from February 2, 2023 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2023, at a rate of 8.375% per year. The Notes will mature on February 1, 2028 unless earlier redeemed or repurchased.

The Notes and the related guarantees will be secured by first-priority interests in, among other things and subject to certain agreed security principles, collateral consisting of substantially all of the assets of Norwegian Gem, Ltd., Norwegian Pearl, Ltd., Norwegian Spirit, Ltd., Norwegian Sun Limited, Norwegian Sky, Ltd., Insignia Vessel Acquisition, LLC, Nautica Acquisition, LLC, Regatta Acquisition, LLC, Navigator Vessel Company, LLC, Voyager Vessel Company, LLC, Norwegian Dawn Limited, Norwegian Star Limited and Mariner, LLC (the “Guarantors”), including the vessels owned or operated by the Guarantors (the “Pledged Vessels”), and, in each case, assignments of insurances and earnings in respect of such Pledged Vessels, in each case except to the extent prohibited by applicable law or contract, and all equity interests of the Guarantors. Such collateral will be secured pursuant to collateral agreements, collateral assignments and other instruments to be entered into on or after February 2, 2023 under the laws of the United States and certain other jurisdictions, with such security interests perfected on or after February 2, 2023 in accordance with the agreed security principles described in the Indenture. Such collateral also secures the obligations under NCLC’s senior secured credit facility on a pari passu basis. On February 2, 2023, the Security Agent and JPMorgan Chase Bank, N.A., in its capacity as collateral agent for NCLC’s senior secured credit facility, entered into an intercreditor agreement with respect to the collateral, which will govern all arrangements related to the priority of the security interests in the collateral among the parties to the Indenture and NCLC’s senior secured credit facility.

NCLC may, at its option, redeem the Notes, in whole or in part, (i) prior to February 1, 2025, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus an applicable “make-whole” amount, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date, and (ii) on or after February 1, 2025, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date. In addition, at any time and from time to time prior to February 1, 2025, NCLC may redeem up to 40% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to 108.375% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, so long as at least 60% of the aggregate principal amount of the Notes issued remains outstanding following such redemption.

The Indenture contains covenants that limit the ability of NCLC and its restricted subsidiaries to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments; (iii) make investments; (iv) consummate certain asset sales; (v) engage in certain transactions with affiliates; (vi) grant or assume certain liens; and (vii) consolidate, merge or transfer all or substantially all of their assets. Additionally, upon the occurrence of specified change of control triggering events, NCLC may be required to offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Indenture also contains customary events of default.

The foregoing summary of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and form of Note, which are attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On January 19, 2023, NCLC issued a press release announcing the pricing of the Notes Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On February 2, 2023, NCLC issued a press release announcing the closing of the Notes Offering. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our expectations regarding the impacts of the COVID-19 pandemic, Russia’s invasion of Ukraine and general macroeconomic conditions, our expectations regarding cruise voyage occupancy, the implementation of and effectiveness of our health and safety protocols, operational position, demand for voyages, plans or goals for our sustainability program and decarbonization efforts, our expectations for future cash flows and profitability, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of:

•	the spread of epidemics, pandemics and viral outbreaks, including the COVID-19 pandemic, and their effect on the ability or desire of people to travel (including on cruises), which is expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with regulatory restrictions related to the pandemic;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

•	our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

•	our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders;

•	the unavailability of ports of call;

•	future increases in the price of, or major changes or reduction in, commercial airline services;

•	changes involving the tax and environmental regulatory regimes in which we operate, including new regulations aimed at reducing greenhouse gas emissions;

•	the accuracy of any appraisals of our assets as a result of the impact of the COVID-19 pandemic or otherwise;

•	our success in controlling operating expenses and capital expenditures;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	adverse events impacting the security of travel, such as terrorist acts, armed conflict, such as Russia’s invasion of Ukraine, and threats thereof, acts of piracy and other international events;

•	adverse incidents involving cruise ships;

•	adverse general economic and related factors, including as a result of the impact of the COVID-19 pandemic, Russia’s invasion of Ukraine or otherwise, such as fluctuating or increasing levels of interest rates, inflation, unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	our inability to obtain adequate insurance coverage;

•	pending or threatened litigation, investigations and enforcement actions;

•	any further impairment of our trademarks, trade names or goodwill;

•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	fluctuations in foreign currency exchange rates;

•	our expansion into new markets and investments in new markets and land-based destination projects;

•	overcapacity in key markets or globally; and

•	other factors set forth under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic, Russia’s invasion of Ukraine and the impact of general macroeconomic conditions. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated February 2, 2023, by and among NCL Corporation Ltd., as issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, and JPMorgan Chase Bank, N.A., as security agent (incorporated herein by reference to Exhibit 4.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on February 2, 2023 (File No. 001-35784)).

99.1	Press Release of NCL Corporation Ltd., dated January 19, 2023.

99.2	Press Release of NCL Corporation Ltd., dated February 2, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2023

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer